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Black Warrior Prospect

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[CWI LOGO]

MAY 2004

CLAYTON WILLIAMS ENERGY, INC.

INVESTOR UPDATE

Forward looking statements

The information contains certain estimates, predictions, assumptions and other “forward-looking statements” as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  Such factors include, among others, the following:  the volatility of oil and gas prices, the Company’s drilling results, the Company’s ability to replace short-lived reserves, the availability of capital resources, the reliance upon estimates of proved reserves, operating hazards and uninsured risks, competition, government regulation, the ability of the Company to implement its business strategy and other factors referenced in the Company’s public filings with the Securities and Exchange Commission.

Acquisition of Southwest Royalties (SWR)

SWR profile			Transaction summary

•	Privately-held company formed in 1983		•	$187.8 million cash consideration at
closing
•	Engaged in the acquisition,			—	Includes working capital
development, and production of oil and
				—	Includes the refinancing of existing
gas properties
SWR debt
	—	2003 reserves: 186 Bcfe[1]
				—	Represents $1.06 per Mcfeof
	—	2003 production: 11 Bcfe			proved reserves
	—	Historically capital constrained
			•	Financed through a new financing
•	Headquartered in Midland, Texas			package provided by Bank One
	—	95% of properties and wells are		—	CWEI plans to reduce leverage
		located in the Permian Basin			within 12-18 months
•	General partner of 29 limited		•	Expected to close no later than May 21,
	partnerships			2004
	—	Ownership interests in over 6,000
wells (operates over 1,400)
•	82 employees

1   SWR reserve information based on Ryder Scott reserve report dated 1/1/04

SWR acquisition rationale

•                 CWEI has followed SWR for many years and initiated acquisition dialogue in mid 2003

•                   Expected to be accretive to 2004E and 2005P cash flow per share

•                   Balances drilling portfolio

—            SWR’s extensive inventory of lower risk exploitation opportunities complements CWEI’s exploration focus

—            Adds 205 PUD well locations (100 net), 80 recompletion opportunities, and 50 probable locations

•                   Provides CWEI with a meaningful “bootprint” in the Permian Basin

—            95% of SWR’sreserves are located in the Permian Basin

—            Enhanced Permian Basin presence will provide CWEI with regional market knowledge (development, acquisition, and divestiture opportunities)

•                   Increases CWEI’s base of operated properties (SWR operates over 1,400 properties)

•                   Increases reserve life from 3.6 years to 6.7 years1 (86% increase)

•                   Provides operational and financial synergy opportunity

1   SWR reserve information based on Ryder Scott reserve report dated 1/1/04

Acquisition financing

•                   Bank One has underwritten:

—            3-year $180 million revolving line of credit

                                •               Interest rate based on borrowing base usage; ranges from LIBOR+150—LIBOR+225

— $75 million bridge loan in the form of a 4-year structurally subordinated note

•                    Interest at LIBOR+500; drops to LIBOR+400 when balance decreases to $40 million

•                   Signed commitment letters on May 3, 2004

Areas of operation

•        New Mexico / West Texas

—    Grayburg, San Andres, and Yeso targeted as new formations

—    46 net producing wells

—    2003 average net daily production: 894 barrels of oil and NGL and 1.7 Mmcf of natural gas

SWR properties1

•        Permian Basin

—    Proved reserves of 186 Bcfe (41% gas)

—    Operates 70% of proved reserve value

—    2003 average net daily production of 30.3 Mcfe/d (44% gas)

—    Majority of production from Permian reservoirs above 7,000 ft.

—    Concentrated within 100 miles of Midland

—    Diversified properties with interests in over 6000 wells

—    75,000 net undeveloped acres

—    Approximately 200 development and infill drilling locations identified

—    Long-lived reserves with current R/P ratio of 17 years

•        Plaquemines Parish, south Louisiana

—    All prospects identified by 3D siesmic

—    Targeting Miocene and deeper sands

—    High working interest (greater than 90%)

—    30 wells completed through 2003 with 11 producers (37% success rate)

—    Prospect generation is ongoing in south Louisiana

• Cotton Valley Reef complex, Robertson County, TX

— Pure natural gas play

— Reefs identified using 3D seismic

— Large acreage position

— Drilling success rate — drilled 17 exploratory wells; 11 producers and 6 dry holes (3 were non-operated)

— Average net daily production during 2003 was 42.5 Mmcf of natural gas

• Austin Chalk (Trend)

— 139,030 net acres in the Trend area

— Formations targeted: Austin Chalk, Buda, and Georgetown

— Utilize horizontal drilling technology

— 327 gross producing wells

— 2003 average net daily production: 3,014 barrels of oil and NGL and 3,667 Mmcf of natural gas

— Reserves are mainly oil and casingheadgas

— Utilizing 2D seismic

• Black Warrior Basin, Mississippi

— 47,000 net acres

— Targeting the Stones River / Knox Trend

— Utilizing 2D seismic

1   SWR reserve information based on Ryder Scott reserve report dated 1/1/04

SWR major fields — drilling opportunities

Overview of SWR major fields — drilling opportunities

				PUDs			Probables
						Net			Net
				Gross		CAPEX	Gross		CAPEX
County	Field	Formation	Operator	Locations	Net	$MM	Locations	Net	$MM
Upton	Amacker- Tippet/ Wilshire	Devonian/ Wolfcamp	CWEI/ EOG/ Hunt	26.0	16.8	$21.0	47.0	37.0	$49.1

Lea	Flying M	San Andres	CWEI	14.0	12.7	7.5	0.0	0.0	—
Winkler	Halley	Yates/Queen	CWEI	53.0	29.1	6.4	0.0	0.0	—
Pecos	Hokit	Penn	CWEI	2.0	1.7	1.1	0.0	0.0	—
Borden	Jo-Mill	Spraberry	Chevron	60.0	3.4	2.1	0.0	0.0	—
			Texaco
Eddy	Malaga	Atoka	CWEI	1.0	0.9	1.4	0.0	0.0	—
Ward	Rhoda Walker	Cherry Canyon	CWEI	10.0	8.5	2.8	0.0	0.0	—
Lea	Vaccum, N.	Abo	CWEI	6.0	5.0	2.9	0.0	0.0	—
Ward	War-Wink	Wolfcamp	CWEI	2.0	2.0	2.2	0.0	0.0	—
Ward	Ward-Estes N.	Queen	CWEI	20.0	18.5	4.6	0.0	0.0	—
Ward	Magnolia Sealy	Yates/Queen	CWEI	0.0	0.0	—	11.0	9.9	2.8
Total				195.0	98.0	$52.0	58.0	47.0	$51.9

Exploration prospects

• South Louisiana

— Tiger Pass Discovery

— Andrea Prospect —Terrebonne Parish

• Mississippi

— Stones River / Knox Trend — Black Warrior Basin

• Southeast Texas

— Cotton Valley Knowles Prospect — Robertson County

— Cotton Valley Tight Gas Play — Robertson County

Capitalization

CWEI historical and pro forma capitalization as of March 31, 2004

	CWEI historical	Pro forma
(in millions)
Long-term debt:
Secured Revolving Credit Facility	$50.0	$167.4
Second Lien Term Note	0.0	75.0
Vendor Finance Obligations	5.6	5.6
Total	$55.6	$248.0

Stockholders’ equity:
Preferred stock	$0.0	$0.0
Common stock	0.9	.9
Additional paid-in capital	74.1	74.1
Retained earnings	30.7	30.7
Total	$105.7	$105.7

Total capitalization	$161.3	$353.7

Total debt/cap	34%	70%

Note: Pro forma for SWR acquisition and financing

Pro forma reserves and geography

[Graphs]

Note: CWEI stand alone reserves as of 12/31/03 and SWR reserves based on Ryder Scott report dated 1/1/04 Source: Company filings and management

Operational overview

[Bar Graphs]

Note: SWR reserve information based on Ryder Scott reserve report dated 1/1/04 Source: Company management	Note: 2004E and 2005P pro forma for the SWR acquisition; 2005P production assumes 5.7 Bcfe from exploratory drilling at an average F&D cost of approximately $1.50 per Mcfe Source: Company management	Note: 2004E and 2005P pro forma for the SWR acquisition Source: Company management

Pro forma hedge position

Hedging overview as of March 31, 2004

							Collars
	2004	2005	2006	2007	2008	Swap Price	Floor	Ceiling
CWEI
Volumes:
Oil (Bbls)	450,000					$31.53
Gas (MMBtu)	5,410,000						$4.20	$5.28

Percentage of PDP production forecast:
Oil	31%
Gas	40%

SWR
Volumes:	538,000	665,000	613,000	562,000	392,000		$23.00	$25.55
Oil (Bbls)	538,000	665,000	613,000	562,000	392,000		$23.00	$25.55
Gas (MMBtu)	2,216,000	2,474,000	2,024,000	1,831,000	1,279,000		$4.00	$5.25

Percentage of PDP production forecast:
Oil	56%	76%	76%	75%	56%
Gas	52%	72%	68%	70%	54%

Financial performance

[Bar Graphs]

Note: 2004E and 2005P pro forma for the SWR acquisition; 2004E data	[1] Cash flow is defined as cash flow from operating activities (GAAP)
assumes SWR transaction closed on 1/1/04; NYMEX price: 2004 - $32 oil and $5.75 gas; 2005 - $30 oil and $5.25 gas.	Note: 2004E and 2005P pro forma for the SWR acquisition; 2004E data
Source: Company management	assumes SWR transaction closed on 1/1/04
Source: Company management

Key strategic benefits

Balanced drilling portfolio	•	Risk adjusted to include more developmental drilling
	•	Decreased maintenance capital needed for steady performance
	•	Cash flow not as dependent on exploration
	•	Increased reserve life and production

Large inventory of development and exploration drilling opportunities	•	Continued exploration upside in East Texas, Mississippi, and South Louisiana
	•	Lower-risk organic development projects
	•	SWR’s portfolio includes 205 PUD well locations (100 net), 80 recompletion opportunities, and 50 probable locations

Selective acquisition and divestiture opportunities	•	Acquisition potential through partnerships
	•	Ability to acquire partnership interests that account for approximately 30-50
Bcfeof incremental reserves
	•	Divestiture opportunities
	•	Ability to selectively divest properties that are outside of CWEI’s strategic focus
	•	Current commodity price environment provides a robust market for discretionary asset sales

Key strategic benefits (cont’d)

Operational and financial synergies related to SWR acquisition	•	Operational synergies
• Consolidation of corporate infrastructure
• Overhead consolidation opportunities
	•	Financial synergies
• Significantly lower borrowing cost than SWR stand alone
• Larger borrowing base
• No longer capital constrained to pursue technical optimization opportunities for SWR properties

Near-term cash flow visibility	•	Existing CWEI and assumed SWR hedging contracts provide visibility into 2005
	•	Current financing requires additional hedges through 2006
	•	Current commodity price environment provides an attractive opportunity to lock in prices

Makes CWEI an attractive investment opportunity	•	Evolving CWEI business fundamentals will provide investors with upside over the longer term

Tiger Pass Discovery

Clayton Williams Energy, Inc.

LA. Land & Fruit Co. #1

[Graph]

Clayton Williams Energy, Inc.

LA. Land & Fruit Co. #2

[Graph]

Black Warrior Prospect, Mississippi

[Map]

Cotton Valley Knowles Prospect

[Map]

Cotton Valley Tight Gas Play

[Map]     [Chart]

Amacker-Tippet /WilshireFields

•      Overview —Discovered in 1954, has produced 125 Bcfe.  Production primarily from the Devonian (11,000’) andWolfcamp (8,000’) formations (highly structured, complexly faulted). EOGand Hunt participate in the area.

•       Proved Reserves —38.2Bcfe(PV-10 of $55.6 million); 33% proved developed, 84% gas.

•       Current Net Daily Production —5.1 MMcfe/d.

•       Working Interest —an average of 52.8% (23 gross producing wells)

•       Upside —45Bcfeof probable reserves and 3,036 net acres.  6PDNP, 21PUD, and 48 Probable locations.  $1.4 to $2.9 million CAPEX for 1.7 to 2.6 Bcfeper location.

Halley Field

•      Overview —Has produced 164MMBoe (cumulative production to date).  Production primarily from the Yates (2,400’), Queen (2,800’), and Holt (4,800’) formations (platform margin carbonate buildups).

•      Proved Reserves —2.1MMBoe(PV-10 of $14.5 million); 7% proved developed, 33% oil.

•      Current Net Daily Production —105Boe/d.

•      Working Interest —an average of 56% (73 gross producing wells).

•      Upside —7,869 net acres.  70PUD locations. CAPEX$210 million for 45MBoe per location.

Rhoda Walker

•      Overview —Discovered in the late 1960s.  Production primarily from the Cherry Canyon formation (600’thick, stacked,multipay sands, low relief closure).

•      Proved Reserves —1.2MMBoe(PV-10 of $9.5 million); 4% proved developed, 64% oil.

•      Current Net Daily Production —35Boe/d.

•      Working Interest —an average of 15% (20 gross producing wells).

•      Upside —3800 net acres.  10 PUDlocations with average of 74%.  $390 million CAPEX for 80MBoeper location.